RCM Small Cap Fund
                          Amendment to
                       Semi-Annual Report
                       Dated June 30, 1996
                      Filed August 29, 1996


                 Management's Discussion of Fund
                           Performance


The following replaces information
found on Page 3:

Past performance is not predictive of future performance

The chart above shows the performance  of
the  RCM Small Cap Fund since the  Fund's
inception versus the Russell 2000 Index.#
The  chart represents a cumulative return
of  109.93%+  for the Fund.  The  average
annual   total  return  from  the  Fund's
inception was 17.92%*+.The chart  assumes
a hypothetical $10,000 initial investment
in   the  Fund  and  reflects  all   Fund
expenses.


Average Annual Total Returns+
June 30, 1996

1 Year    Life of
           Fund

42.53%    17.92%




The    data    above   represents    past
performance of the Fund, and may  not  be
indicative   of  future   results.    The
investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.